John Hancock Funds II

Supplement dated February 28, 2013

 to the Prospectus dated January 1, 2013

Health Sciences Fund

Kris H. Jenner no longer serves as a portfolio manager to Health Sciences Fund and has been replaced by Taymour Tamaddon. The following information replaces the portfolio manager information in the Fund profile section of the Prospectus under the heading “Management”:

Subadviser	Portfolio Managers

T. Rowe Price Associates, Inc	Taymour Tamaddon. Lead Portfolio Manager; managed fund since 2013.

The following information replaces the portfolio manager information for Health Sciences Fund in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading “Fund Details” for T. Rowe Price Associates, Inc:

Health Sciences Fund	Taymour Tamaddon, CFA.

Taymour Tamaddon, CFA. Lead Portfolio Manager; managed fund since 2013, joined T. Rowe Price in 2004.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated February 28, 2013

 to the Statement of Additional Information (“SAI”) dated January 1, 2013

Kris H. Jenner no longer serves as a portfolio manager to Health Sciences Fund and has been replaced by Taymour Tamaddon. The following replaces the information presented in Appendix B to the SAI relating to T. Rowe Price Associates, Inc. regarding the portfolio manager of Health Sciences Fund.

FUND MANAGER INFORMATION

The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is information about each portfolio manager’s investments in the fund that he or she manages.

The following table reflects information as of December 31, 2012:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Assets (in millions)	Number Of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)

Taymour Tamaddon	0	0	0	0	0	0

There are no accounts that pay fees based upon performance.

Ownership of fund shares. Mr. Tamaddon did not beneficially own any shares of the fund as of December 31, 2012.

You should read this Supplement in conjunction with the SAI and retain it for future reference.